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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2004
                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         California                 000-23195                 94-3145844
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


        10780 Parkridge Blvd., 4th Floor                        20191
                  Reston, VA                                  (Zip Code)
   (Address of principal executive offices)


                                 (571) 382-1090
              (Registrant's telephone number, including area code)






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Item 5.       Other Events.

     On June 1, 2004, Tier Technologies, Inc., a California corporation (the "Company") announced that it has signed an agreement to acquire all of the issued and outstanding shares of EPOS Corporation ("EPOS"), an Alabama corporation.


Item 7.       Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.             Description
-----------             -----------
   99.1                 Press release dated June 1, 2004 announcing agreement to
                        acquire EPOS Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIER TECHNOLOGIES, INC.



                                        By:   /s/ Jeffrey A. McCandless
                                            ------------------------------------
                                            Jeffrey A. McCandless
                                            Chief Financial Officer


Date: June 4, 2004

                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

   99.1 Press release dated June 1, 2004 announcing agreement to acquire EPOS Corporation.